UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2026

Valion Bio, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41052	81-4016391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1305 E. Houston Street, Building 1, Suite 311
San Antonio, Texas		78205
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 276-6888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VBIO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Series B Closing

Valion Bio, Inc., a Delaware corporation (the “Company”), and 3i, LP (“3i”) are party to that certain Securities Purchase Agreement, dated as of April 29, 2025 (as assigned and amended as of December 9, 2025, the “Series B Preferred Purchase Agreement”), with respect to the purchase and sale of (a) up to 8,400 shares of the Company’s Series B Non-Voting Convertible Preferred Stock (“Series B Preferred Shares”) and (b) warrants (“Series B Warrants”) to purchase a number of shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) at an initial exercise price per share determined pursuant to Section 2.2 of the Series B Preferred Purchase Agreement, for an aggregate purchase price of up to $8,400,000 in a series of closings.

On October 26, 2026, the Company and 3i entered into a letter agreement (the “Fourth 3i Side Letter”), pursuant to which 3i agreed to purchase, and the Company agreed to issue to 3i, (a) 50 Series B Preferred Shares (the “Closing Series B Shares”) and (b) Series B Warrants to purchase 1,539 shares of Common Stock at an initial exercise price of $1.0092 per share (the “Closing Series B Warrants”), for an aggregate purchase price of $50,000, subject to the satisfaction or waiver by 3i of the conditions set forth in the Fourth 3i Side Letter at the closing. Such securities were issued under an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506(b) promulgated thereunder.

The foregoing description of the Fourth 3i Side Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth 3i Side Letter filed as Exhibit 10.1 to this Current Report, which is incorporated by reference herein.

Series C Closing

The Company and certain purchasers (the “Series C Preferred Purchasers”) are party to that certain Securities Purchase Agreement, dated as of December 9, 2025 (the “Series C Preferred Purchase Agreement”), with respect to the purchase and sale of (a) up to 75,000 shares of the Company’s Series C Non-Voting Convertible Preferred Stock (“Series C Preferred Shares”) and (b) warrants (“Series C Warrants”) to purchase a number of shares of Common Stock calculated pursuant to Section 2.2 of the Series C Preferred Purchase Agreement at an initial exercise price per share equal to the Fixed Conversion Price, as defined in the Certificate of Designation of Preferences, Rights and Limitations of the Series C Preferred Shares (the “Series C Certificate of Designation”), for an aggregate purchase price of up to $75,000,000 in a series of closings. Before giving effect to the transactions contemplated by the Side Letter (as defined below), certain Series C Preferred Purchasers (the "Purchasers") had purchased 6,000 Series C Preferred Shares and corresponding Series C Warrants for an aggregate purchase price of $6,000,000, and had the right, subject to the terms and conditions set forth in the Series C Preferred Purchase Agreement, to purchase up to an additional 31,500 Series C Preferred Shares and corresponding Series C Warrants for an aggregate purchase price of up to $31,500,000.

On October 26, 2026, the Company and the Purchasers entered into a letter agreement (the “Side Letter”), pursuant to which the  Purchasers agreed to purchase, and the Company agreed to issue to the Purchasers (a) an aggregate of 4,717.73 Series C Preferred Shares (the “Closing Series C Shares”) and (b) Series C Warrants to purchase an aggregate of 2,524,343 shares of Common Stock at an initial exercise price of $1.0092 per share (the “Closing Series C Warrants”), for the aggregate purchase price of $4,717,717.61, consisting of (a) an aggregate amount of $3,217,717.61 to be retained by the Purchasers to satisfy overdue cash true-up payments pursuant to Section 6(b) of the Series C Certificate of Designation and (b) cash in the aggregate amount of $1,500,000 in immediately available funds by wire transfer. Such securities were issued under an exemption from registration pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506(b) promulgated thereunder.

The foregoing description of the Side Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Side Letter filed as Exhibit 10.2 to this Current Report, which is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Letter Agreement between the Company and 3i, LP, dated October 26, 2026.
10.2	VBIO - Series C Purchasers Side Letter - 10.26.26
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission (the “SEC”), reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the SEC, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALION BIO, INC.

Date:	October 27, 2026	By:	/s/ Lisa Wolf
Name: Lisa Wolf Title: Chief Financial Officer, Chief Operating Officer

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